UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	April 16, 2019
Stealth Technologies, Inc.
(Exact name of registrant as specified in its charter)
Nevada	000-54635	27-2758155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
801 West Bay Drive Suite 470 Largo, Florida 33770
(Address of principal executive offices)
Registrant's telephone number, including area code (727) 330-2731

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Commencement and Filing of Audit – For the year ended December 31, 2018.

Pursuant with the filing of the Stealth Technologies Inc. (the "Company") Form 12b-25 for the year ended December 31, 2018, the Company will require additional time to complete the audit procedures. The Company was required to file its Annual Report on Form 10-K on or before April 1, 2019, and had filed a notification of late filing on Form 12b-25 on April 1, 2019. The Company anticipates filing once all of the audit procedures are complete.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stealth Technologies, Inc.

Date: April 16, 2019	By:	BRIAN McFADDEN
Brian McFadden
Chief Executive Officer (Principal Executive Officer)